UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2022

Grapefruit USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50099	95-4451059
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10866 Wilshire Blvd., Suite 225, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

(310) 575-1175

(Registrant’s telephone number, including area code)

1000 Northwest Street, Mid-Town Brandy Wine, Suite 1200-3094, Wilmington, DE 19801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GPFT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On November 22, 2022, the Board of Directors of Grapefruit USA, Inc. (“Company”) received a formal notice of resignation from its independent auditors, L&L CPAs, PA (“L&L”), effective as of such date, because L&L has ceased offering public company audit services. L&L’s decision to withdraw from the PCAOB is unrelated to any past or current enforcement action against L&L.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and through November 22, 2022, the date of L&L’s resignation, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with L&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of L&L, would have caused L&L to make reference to the matter in its report on the financial statements for such year.

The Company provided L&L a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that L&L furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01. A copy of L&L’s letter, dated December 21, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is actively engaging new independent registered public accounting firms.

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit No.	Exhibit
16.1	Letter from L&L CPAS, PA to the Securities and Exchange Commission, dated November 25, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Grapefruit USA, Inc.

	By	/s/ Bradley J. Yourist
	Name:	Bradley J. Yourist
	Title:	CEO and Director
Date: December 21, 2022

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